PRINCIPAL U.S. LARGE-CAP ADAPTIVE MULTI-FACTOR ETF

Ticker Symbol	Principal U.S. Listing Exchange
PLRG	Cboe BZX
Principal Exchange-Traded Funds Summary Prospectus November 1, 2022 as amended June 21, 2023 and September 18, 2023
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information, Reports to Shareholders, and other information about the Fund online at www.PrincipalAM.com/ETFProspectuses. You can also get this information at no cost by calling 1-800-222-5852 or by sending an email request to prospectus@PrincipalETFs.com.
The Fund's Prospectus and Statement of Additional Information, both dated November 1, 2022, as may be amended or supplemented, are incorporated by reference into this Summary Prospectus.
LIQUIDATION NOTICE: On September 13, 2023, the Principal Exchange-Traded Funds Board approved a Plan of Liquidation and Termination (the “Plan”) for the Fund. The Fund will no longer accept creation orders, and the final day of trading on the Cboe BZX exchange will be, after the close of market on or about October 13, 2023. Pursuant to the Plan, the Fund will liquidate on or about October 20, 2023 (the “Liquidation Date”). During the period between the date that the Fund ceases trading and the Liquidation Date, it is anticipated that there will not be a market for the purchase or sale of the Fund’s shares. On the Liquidation Date, all outstanding shares will be redeemed at net asset value, proceeds will be sent to shareholders of record, and the Fund will discontinue its operations. To prepare for liquidation, the Fund may deviate from its stated investment objective and strategies and may forgo its scheduled rebalancing.
Objective:     The Fund seeks long-term growth of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund ("Shares"). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table or the example below.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.15%
Other Expenses	—%
Total Annual Fund Operating Expenses (1)	0.15%
(1)    The investment management agreement (the “Management Agreement”) between the Fund and Principal Global Investors, LLC (“PGI”) provides that, for the duration of the Management Agreement, PGI will pay all operating expenses of the Fund, except for the Management Fee, payments made under the Funds' Rule 12b-1 plan (if or when such fees are imposed), brokerage commissions and other expenses connected to the execution of portfolio transactions, interest expense, taxes, acquired fund fees and expenses, litigation expenses and other extraordinary expenses.
1 of 5

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Principal U.S. Large-Cap Adaptive Multi-Factor ETF	$15	$48	$85	$192
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 106.6% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of U.S. companies with large market capitalizations at the time of purchase. For this Fund, companies with large market capitalizations are those within the market capitalization range of the companies in the S&P 500 Index, which as of September 30, 2022, was between approximately $3.0 billion and $2.2 trillion. The Fund is considered non-diversified, which means it can invest a higher percentage of assets in securities of individual issuers than a diversified fund. As a result, changes in the value of a single investment could cause greater fluctuations in the Fund's share price than would occur in a more diversified fund.
For security selection and portfolio construction, Principal Global Investors, LLC ("PGI") uses a proprietary quantitative model. The model is designed to identify and rank equity securities in the S&P 500 Index (the "Index") that correspond to factor categories including the following:
•Value companies – securities with low prices relative to their fundamental value, measured by such metrics as earnings yield, free cash flow yield, and sales yield.
•Higher quality companies – securities ranked based on metrics such as return on equity, sales growth, earnings growth, and balance sheet measures of quality (such as lower debt and accruals).
•Higher momentum companies – securities ranked by evaluating recent performance.
•Lower volatility companies – identified using the recent standard deviation of returns (in other words, how much such returns vary).
The model incorporates a proprietary rules-based methodology that identifies the current market risk regime as “lower,” “higher and increasing,” or “higher and decreasing” and then weights securities within and among the factor categories based on the prevailing market regime. During "higher and decreasing" market risk environments, the model is expected to correspond more closely to the weights used in the Index itself; however, in other regimes, the model’s selection and weighting is expected to differ from the Index in an effort to outperform the Index returns after fees and expenses. In "lower" risk environments, the model is expected to allocate more to value, quality, and momentum stocks, while de-emphasizing lower volatility stocks, whereas in "higher and increasing" risk environments the model is expected to allocate more to lower volatility stocks, as well as quality and momentum stocks, while de-emphasizing value stocks. For certain securities, the model assigns weights equal to that of the Index in all risk regimes. The Fund invested significantly in industries within the information technology sector as of September 30, 2022.
2 of 5

PGI expects to review the risk environment weekly. In circumstances where the risk environment does not change, the Fund's holdings are expected to be rebalanced semi-annually. Fund holdings will be rebalanced more frequently in the event of market risk regime shifts, which will result in increased portfolio turnover. PGI expects to review the model and risk environment regularly, and adjustments to the model and Fund holdings may be made at PGI's discretion. The Fund’s strategies may result in the active and frequent trading of the Fund’s portfolio securities.
Note: "Standard & Poor's 500" and "S&P 500®" are trademarks of S&P Global and have been licensed by Principal. The Fund is not sponsored, endorsed, sold, or promoted by S&P Global, and S&P Global makes no representation regarding the advisability of investing in the Fund.
Principal Risks
The value of your investment in the Fund changes with the value of the Fund's investments. Many factors affect that value, and it is possible to lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund are listed below in alphabetical order and not in order of significance.
Active Management Risk. There is no guarantee that the investment techniques, analyses, or judgments that the Fund’s investment advisor and/or sub-advisor applies in making investment decisions for the Fund will produce the intended outcome or that the investments the advisor selects for the Fund will perform as well as other securities that were not selected for the Fund. The Fund may not achieve its investment objective, and it is not intended to be a complete investment program.
Equity Securities Risk. A variety of factors can negatively impact the value of equity securities held by a fund, including a decline in the issuer’s financial condition, unfavorable performance of the issuer's sector or industry, or changes in response to overall market and economic conditions. A fund's principal market segment(s) (such as market capitalization or style) may underperform other market segments or the equity markets as a whole.
•Growth Style Risk. Growth investing entails that risk that if growth companies do not increase their earnings at a rate expected by investors, the market price of their stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can lessen price declines in market downturns.
•Value Style Risk. Value investing entails the risk that value stocks may continue to be undervalued by the market for extended periods, including the entire period during which the stock is held by a fund, or the events that would cause the stock price to increase may not occur as anticipated or at all. Moreover, a stock that appears to be undervalued actually may be appropriately priced at a low level and therefore would not be profitable for the fund.
High Portfolio Turnover Risk. High portfolio turnover (more than 100%) caused by the active and frequent trading of portfolio securities may result in accelerating the realization of taxable gains and losses, lower fund performance, and increased brokerage costs.
Information Technology Sector Risk. Companies in the information technology sector may face dramatic and often unpredictable changes in growth rates and are particularly vulnerable to changes in technology product cycles, product obsolescence, government regulation, and competition, both domestically and internationally. Such companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability.
Market Trading Risks. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, and disruption to the activities of market makers, authorized participants, or other participants and in the creation/redemption process of the Fund. ANY OF THESE FACTORS MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
3 of 5

Model Risk. Because PGI uses quantitative models to select and hold securities, the Fund may hold securities that present risks that an investment advisor researching individual securities might seek to avoid. Moreover, models may be predictive in nature and depend heavily on the accuracy and reliability of historical data that is supplied by others and may be incorrect or incorrectly input. The Fund bears the risk that the quantitative models used will not be successful in identifying trends or in determining the size and direction of investment positions that will enable the Fund to achieve its investment objective.
Momentum Style Risk. Momentum can turn quickly, and stocks that previously exhibited high momentum may not experience continued positive momentum. Momentum securities may be more volatile than a broad cross-section of securities or the overall stock market. The Fund may experience losses if momentum stops, reverses or otherwise behaves differently than predicted. In addition, there may be periods when momentum style is out of favor, during which the investment performance of the Fund may suffer to the extent it employs momentum style methodology.
Non-Diversification Risk. A non-diversified fund may invest a high percentage of its assets in the securities of a small number of issuers and is more likely than diversified funds to be significantly affected by a specific security’s poor performance.
Redemption and Large Transaction Risk. Ownership of the Fund’s shares may be concentrated in one or a few large investors (such as funds of funds, institutional investors, and asset allocation programs) that may sell or purchase Fund shares in large quantities on the secondary market. These secondary market transactions may cause authorized participants to increase their purchases and redemptions of creation units from the Fund. Purchases and redemptions of creation units primarily with cash rather than through in kind delivery of portfolio securities may cause the Fund to incur certain costs, such as brokerage costs or taxable gains or losses that it might not have incurred if it had made a redemption in kind. These costs could be imposed on the Fund and thus decrease its NAV to the extent that the costs are not offset by a transaction fee payable by an authorized participant.
Performance
No performance information is shown because the Fund has not yet had a calendar year of performance. The Fund’s performance is benchmarked against the S&P 500 Index. Performance information provides an indication of the risks of investing in the Fund. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You may get updated performance information at www.PrincipalAM.com.
Investment Advisor and Portfolio Managers
Principal Global Investors, LLC
•Christopher Ibach (since 2023), Portfolio Manager
•Aaron J. Siebel (since 2021), Portfolio Manager
Purchase and Sale of Fund Shares
The Fund issues and redeems Shares at net asset value ("NAV") only with authorized participants who have entered into agreements with the Fund’s distributor and only in blocks of 50,000 Shares (each block of Shares is called a "Creation Unit"), or multiples thereof ("Creation Unit Aggregations"), in exchange for the deposit or delivery of a basket of securities that the Fund specifies each day. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund. Typically, the basket of assets will be made up of securities, but may include a cash component. (See "Purchase and Redemption of Creation Units" in the Statement of Additional Information for more information.)
Shares of the Fund are listed for trading on Cboe BZX Exchange, Inc. Individual Shares may only be bought and sold in the secondary market through a broker or dealer at a market price. Because Shares trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares on the secondary market (the bid-ask spread).
4 of 5

You can access recent information, including information on the Fund's net asset value, market price, premiums and discounts, and bid-ask spreads at www.PrincipalAM.com.
Tax Information
The Fund’s distributions you receive are generally subject to federal income tax as ordinary income or capital gain and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-deferred in which case your distributions would be taxed when withdrawn from the tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

5 of 5